Exhibit 99.1

NEWS
	SCOLR Pharma CONTACT:	Terri MacInnis, Dir. of Investor Relations Bibicoff & Associates, Inc. 818.379.8500 terrimac@bibicoff.com
	Perrigo Company CONTACT:	Ernest J. Schenk, Manager, IR & Commun. 269-673-9212 eschenk@perrigo.com

SCOLR PHARMA AND PERRIGO ANNOUNCE STRATEGIC ALLIANCE

TO MANUFACTURE AND MARKET CDT® NUTRITIONAL PRODUCTS

Bellevue, WA and Allegan, MI, Oct. 20, 2005 – SCOLR Pharma, Inc. (Amex: DDD) and Perrigo Company (Nasdaq: PRGO; TASE) announced today that they entered into an agreement whereby Perrigo will manufacture and market certain sustained release nutritional products based on SCOLR Pharma’s proprietary CDT® drug delivery platform.

Alan Mitchel, SCOLR Pharma’s Senior Vice President of Business and Legal Affairs, commented, “We are very pleased to be working with Perrigo, the nation’s largest provider of store brand nutritional and over-the-counter (OTC) pharmaceutical products, to manufacture and market our proprietary nutritional formulations.”

SCOLR Pharma’s President and CEO, Daniel Wilds, stated, “We believe this agreement with Perrigo validates the strength of our CDT drug delivery platform. Our technology provides the capabilities of the best pharmaceutical controlled delivery systems and applies it to the nutritional market. The combination of SCOLR technology with Perrigo’s marketing and manufacturing expertise should maximize the potential of our CDT-based dietary supplements in the growing nutritional market.”

John Hendrickson, Perrigo Executive Vice President and General Manager for Consumer Healthcare, stated, “We are looking forward to including this new proprietary sustained release line of nutritional products in our growing store brand business and are pleased to be partnering with SCOLR Pharma, an emerging leader in developing controlled release dosage forms.”

Perrigo anticipates the first product shipments will begin in early-2006.

About SCOLR Pharma

Based in Bellevue, Washington, SCOLR Pharma, Inc. is a specialty pharmaceutical company leveraging formulation expertise and its patented CDT platform to introduce distinctive and novel OTC products, prescription drugs and dietary supplements. SCOLR Pharma’s CDT drug delivery platform provides distinctive products with tangible benefits for the consumer and competitive commercial advantages for licensees. For more information on SCOLR Pharma, please call 425.373.0171 or visit http://www.scolr.com/.

This press release contains forward-looking statements (statements which are not historical facts) within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties, including activities, events or developments that the company expects, believes or anticipates will or may occur in the future. A number of factors could cause actual results to differ from those indicated in the forward-looking statements, including the

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Tel: (818) 379-8500	Fax: (818) 379-4747	15165 Ventura Blvd., #425, Sherman Oaks, CA 91403

DDD AND PERRIGO ANNOUNCE STRATEGIC ALLIANCE	PAGE TWO

Company’s ability to successfully develop new formulations and complete research and development, including pre-clinical and clinical studies, the Company’s ability to raise additional funds, the continuation of arrangements with the Company’s product development partners and customers, competition, government regulation and approvals, and general economic conditions. Additional assumptions, risks and uncertainties are described in detail in our registration statements, reports and other filings with the Securities and Exchange Commission. Such filings are available on our website or at www.sec.gov. Readers are cautioned that such statements are not guarantees of future performance and that actual results or developments may differ materially from those set forth in the forward-looking statements. The Company undertakes no obligation to publicly update or revise forward-looking statements to reflect subsequent events or circumstances.

About Perrigo

The Perrigo Company is a leading global healthcare supplier and the world’s largest manufacturer of over-the-counter (OTC) pharmaceutical and nutritional products for the store brand market. Store brand products are sold by food, drug, mass merchandise, dollar store and club store retailers under their own labels. The Company also develops, manufactures and markets prescription generic drugs, active pharmaceutical ingredients and consumer products, and operates manufacturing facilities in the United States, Israel, United Kingdom, Mexico and Germany. Visit Perrigo on the Internet (http://www.perrigo.com).

Note: Certain statements in this press release are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or other comparable terminology. Please see the “Cautionary Note Regarding Forward-Looking Statements” on pages 33 - 41 of the Company’s Form 10-K for the year ended June 25, 2005 for a discussion of certain important factors that relate to forward-looking statements contained in this press release. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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10/20/05

Tel: (818) 379-8500	Fax: (818) 379-4747	15165 Ventura Blvd., #425, Sherman Oaks, CA 91403